                            [LETTERHEAD]

October 27, 1995

Coleman Natural Meats, Inc.
5140 Race Court, Suite 4
Denver, Colorado 80216


Attention:   Rick Dutkiewicz
             Vice President and Chief Financial Officer

Ladies and Gentlemen:

Norwest Bank Colorado, National Association, located at 1740 Broadway, Denver, Colorado 80274 (the "Bank") is pleased to confirm with Coleman Natural Meats, Inc. (the "Borrower") the following understanding we have reached concerning a Three Million, One Hundred Thousand and No/100 Dollars ($3,100,000.00) revolving line of credit (the "Line") for the purpose of refinancing a loan with FBS Ag Credit Corp and for future advances to fund inventory and receivables.

1. AMOUNT. The Borrower has requested and the Bank has agreed to make advances to the Borrower from the date hereof until and including
     November 1, 1996, provided, however, that the Bank shall not be obligated to make any advance if, after giving effect to the advance the aggregate unpaid principal amount of all advances under the Line would exceed the lesser of (a) the Borrowing Base (except during any period a Borrowing Base Exception Advance is in effect pursuant to
     Section 8 as set forth below) or (b) Three Million, One Hundred Thousand and No/100 Dollars ($3,100,000.00). During the term hereof, the Borrower may borrow, repay and reborrow amounts under the Line. The Line may also be used for issuances of standby letters of credit, in the aggregate, not to exceed $1,000,000.00. Availability of funds under the Line will be reduced by the amount of issued letters of credit. The Bank shall not be obligated to issue any letter of credit which has an Expiry Date after the Maturity Date of the Line.

Coleman Natural Meats, Inc.
Attention: Rick Dutkiewicz
October 27, 1995
Page 2

2.   BORROWING BASE.  The Borrowing Base shall consist of:

     (a) 80% of eligible accounts receivable, which shall consist of accounts which are: (i) less than 28 days in age; (ii) not subject to offset or dispute; (iii) not representing booked but unfilled orders; (iv) not due from the United States Government, foreign entities, employees, subsidiaries or affiliates of the Borrower; and (v) not offset by credit balances or marketing accruals; At any time the accounts receivable of a single account debtor of Borrower comprises more than 10% of all eligible accounts receivable, all such accounts receivable in excess of 10% shall be excluded as an eligible account receivable, unless the Borrower receivers the Bank's prior written approval. In addition, in the event that 10% or more of the aggregate accounts receivable for any single account debtor cannot be considered as an eligible account receivable by reason of subparagraph (i) above, then all the accounts receivable of such debtor shall be excluded as an eligible account receivable, unless the Borrower receives the Bank's prior written approval; plus

     (b)  70% of the Borrower's cattle inventory less cattle payables; less

     (c)  the amount that meat payables exceed the Borrower's meat inventory;
          less

     (d) the loan balance, amounts under outstanding letters of credit (including Letter of Credit now or hereafter issued for benefity of Packer and Stockyards Administration), all other accounts payable, overdrafts, outstanding checks and other similar items, and any amounts reserved for, or committed to be paid to any escrow agents.

3. THE NOTE. The obligation of the Borrower to repay the Line shall be evidenced by a single promissory note dated October 27, 1995, in the principal amount of Three Million, One Hundred Thousand and No/100 Dollars ($3,100,000.00) (the "Note") a copy of which is attached to this Agreement and made a part hereof.

Coleman Natural Meats, Inc.
Attention: Rick Dutkiewicz
October 27, 1995
Page 3

4. INTEREST RATE. Except as set forth in Section 8 below, interest on the principal amount outstanding on the Line shall be calculated at an annual rate equal to 0.5% in excess of the Base Rate in effect from time to time, on the basis of the actual number of days elapsed in a year of 360 days as and when the Base Rate changes. Base Rate shall mean the "base" or "prime" rate of interest as established by the Bank as in effect from time to time.

5. REPAYMENT. Interest shall be paid monthly beginning on December 1, 1995 and on the same day of each month thereafter until and including November 1, 1996, when all accrued but unpaid interest and all outstanding principal shall be due and payable.

6. REQUIRED PREPAYMENTS. The Borrower shall be required to make prepayments of amounts outstanding under the Line at any time said amounts are found to exceed the amount authorized under the Borrowing Base except during any 30-day period in which the Borrowing Base Exception Advance is in effect as set forth in Section 8 below. Such required prepayments shall be in an amount equal to the difference between the amount outstanding under the Line and the Borrowing Base.

7. FEES. Prior to or simultaneous with the execution and delivery of this Agreement, the Borrower shall pay the Bank a nonrefundable facility fee in the amount of $7,750.00. Upon the issuance of a letter of credit, the Borrower shall pay the Bank a nonrefundable fee of 1% of the amount of such letter of credit.

8. BORROWING BASE EXCEPTION ADVANCE. Upon the Borrower's written request and upon the conditions set forth herein, the Bank shall agree to advance funds which would increase the total amount outstanding under the Line to an amount in excess of the Borrowing Base (but never in excess of $3,100,000.00) for a period continuing no longer than thirty consecutive days for each request (the "Borrowing Base Exception Advance"). The Borrower shall be entitled to request the Borrowing Base Exception Advance three times in any twelve-month period, and only if the Borrower is not in default under Section 14 of this Agreement. The Borrowing Base Exception Advance shall equal the lesser of (a) $250,000.00; or (b) 50% of the Borrower's meat inventory in excess of the Borrower's meat inventory payables. During any

Coleman Natural Meats, Inc.
Attention: Rick Dutkiewicz
October 27, 1995
Page 4

     period in which the Borrowing Base Exception Advance is outstanding, the interest rate on the principal amount outstanding on the entire balance of the Line shall be calculated at an annual rate equal to 1% in excess of the Base Rate. On the thirty-first day after any Borrowing Base Exception Advance is made, the Borrower shall be required to make a prepayment of principal in an amount equal to the difference between the amount outstanding under the Line and the Borrowing Base.

9. CONDITIONS PRECEDENT. The Borrower shall have delivered the following documents to the Bank, all in form and substance satisfactory to the Bank, on or before the date hereof:

     (a)  The Note properly executed by the Borrower;

     (b) A certified copy of the resolutions of the Board of Directors for each corporate Guarantor authorizing the execution of its guaranty.

     (c)  A Guaranty by Coleman Natural Products, Inc. (the "Guarantor");

     (d) Certificates of insurance indicating that the Borrower is in compliance with the covenants requiring insurance contained herein.

     (e) A Security Agreement properly executed by the Borrower and all financing statements that the Bank reasonably believes to be necessary.

     (f) A certified copy of the Borrower's Articles of Incorporation and Bylaws;

     (g) A certificate of the Borrower's corporate secretary as to the incumbency and signatures of the officers of the Borrower signing this Agreement and all documents executed in connection therewith;

     (h) A certificate as of the most recent date practicable of the Secretary of State of the State of Colorado as to the good standing of the Borrower;

     (i) A certified copy of the resolutions of the Board of Directors of the Borrower authorizing the execution, delivery and performance of this Agreement and all documents executed in connection therewith.

Coleman Natural Meats, Inc.
Attention: Rick Dutkiewicz
October 27, 1995
Page 5

     (j) The written opinion of the Borrower's and Guarantor's legal counsel, addressed to the Bank, that (i) the Borrower and Guarantor have been duly formed, are validity existing and have the legal capacity to enter into this transaction; (ii) the due authorization, execution and delivery of the loan documents by the Borrower and the guaranty agreement by the Guarantor have been duly authorized by all necessary action on the part of the Borrower and the Guarantor; (iii) the loan documents are valid and binding obligations of the Borrower and the Guarantor, enforceable in accordance with their respective terms;
          (iv) to counsel's knowledge neither the Borrower nor the Guarantor is required to obtain any governmental approvals beyond those already obtained (if necessary); (v) to counsel's knowledge that there is no material action, suit or legal proceeding pending, or to the knowledge of such attorneys, threatened against the Borrower or the Guarantor or affecting any of their property, and to counsel's knowledge neither the Borrower nor the Guarantor is in default with respect to any order, writ, injunction, decree or demand of any court or governmental authority; and (vi) the execution and delivery of the loan documents and consummation of the transactions required thereby will not conflict with or be in contravention of any law, order, rule or regulation applicable to the Borrower or the Guarantor or any of their governing documents or to counsel's knowledge any other material agreement or instrument to which the Borrower or Guarantor is a party, or by which they are bound or affected; Counsel may rely upon certificate of public officials and officers of Borrower and Guarantor at to any matter of fact;

10. COLLATERAL. The Borrower has granted the Bank a security interest in the Borrower's accounts, Lock Box/Assignee Account, cattle and inventory as more fully described in the Security Agreement, and other collateral as more fully described in the applicable forms granting or assigning to the Bank the Borrower's interest in such other collateral.

11. REPRESENTATIONS AND WARRANTIES. The Borrower represents and warrants to the Bank that:

     (a) The Borrower is a corporation duly organized, existing and in good standing under the laws of the State of Colorado.

Coleman Natural Meats, Inc.
Attention: Rick Dutkiewicz
October 27, 1995
Page 6

     (b) No litigation or governmental proceeding is pending or threatened against the Borrower which the Borrower has not previously disclosed in writing to the Bank.

     (c) All financial statements delivered to the Bank by or for the Borrower fully and fairly, as of the date thereof, present the financial condition of the Borrower and there have been no material adverse changes in the Borrower's financial condition to the date hereof.

     (d) This Agreement and all documents executed in connection herewith are valid and enforceable in accordance with their terms and the Borrower has the necessary power and authority to execute such documents.

12. AFFIRMATIVE COVENANTS. The Borrower shall, while any indebtedness remains outstanding under the Line or the Borrower has the right to request an advance under the Line:

     (a) Furnish to the Bank promptly such other information as the Bank may reasonable request;

     (b)  Maintain the Borrower's existence as a corporation;

     (c) Furnish to the Bank the Borrower's and the Guarantor's consolidated annual CPA audited financial statement within 120 days of the Borrower's and the Guarantor's year-end;

     (d) Furnish to the Bank the Borrower's and the Guarantor's consolidated interim financial statement including balance sheets and income statements within 30 days of each month-end;

     (e)  Maintain working capital of not less than $1,500,000.00;

     (f) Maintain a ratio of senior debt to net worth of not more than 2.75 to 1.0; net worth means the Borrower's total assets, plus subordinated debt, less total liabilities, less intangible assets, less receivables and other amounts due from any shareholder, director, officer or any other person or entity related or affiliated with the Borrower;

Coleman Natural Meats, Inc.
Attention: Rick Dutkiewicz
October 27, 1995
Page 7

     (g)  Maintain stockholders' equity of $2,000,000.00 or greater;

     (h) Maintain a debt service coverage ratio of not less than 3.0 to 1.0; "Debt service coverage" shall be defined as net income after taxes plus depreciation and interest, divided by current maturities of long term debt;

     (i) Maintain a ratio of current liabilities to current assets of not less than 1.25 to 1.0;

     (j) Maintain insurance coverage with such companies, in such amounts and against such risks and hazards as are standard in amount and terms of coverage for similar businesses in Borrower's industry;

     (k) Maintain adequate books and records and allow the Bank the right, from time to time, to inspect them and make copies of them; permit the Bank at any reasonable time, during normal business hours, to visit and inspect the properties of the Borrower;

     (l) Permit collateral audits by the Bank's representatives, semi-annually, at the Borrower's expense with the first audit to occur prior to the Bank's funding on the Line; the audit expense for the initial audit and any subsequent audits to occur during the term of the loan shall not exceed $8,000.00;

     (m) All the Borrower's meat inventory and cattle inventory must be kept at a locations disclosed to and reasonably approved by the Bank;

     (n) Maintain a Lock Box/Assignee Account and pledge such account to the Bank pursuant to a Collateral Account Agreement, a copy of which is attached to this Agreement and made a part hereof;

     (o) On a monthly basis, on or before the 20th day of each month, the Borrower shall deliver to the Bank a schedule of accounts receivable agings, cattle inventory, accounts payable aging owed by the Borrower as of the 15th day of such month, including the Line balance and such reasonably information as the Bank shall require;

Coleman Natural Meats, Inc.
Attention: Rick Dutkiewicz
October 27, 1995
Page 8

     (p) On or before the 15th day of the following month, and every month thereafter, the Borrower shall deliver to the Bank a borrowing base certificate as of the close of the preceding month which shall include a schedule of accounts receivable aging report, accounts payable aging report and inventory valuation, and such other information as the Bank may reasonably require; on the basis thereof, the Bank shall determine and notify the Borrower of the amount of accounts and inventory which were ineligible on the date as of which such certificate was prepared.

13. NEGATIVE COVENANTS. The Borrower shall not, while any indebtedness remains outstanding under the Line or the Borrower has the right to request an advance under the Line, without the Bank's prior written consent:

     (a) Use any proceeds from the Line for other than the stated purpose of the Line;

     (b) Make capital expenditures in an aggregate amount exceeding $500,000 in the twelve month period beginning June 25, 1995; further capital expenditures from June 26, 1996, through November 1, 1996, will require the Bank's prior approval;

     (c) Permit any lien to exist against the collateral in which the Bank has been granted an interest other than the Bank's security interest or assignment, liens existing as of the date of this Agreement which were previously disclosed in writing to the Bank and liens for taxes which are not delinquent or which the Borrower is contesting in good faith;

     (d) Not permit any loans or advance (other than travel advances consistent with past travel policy) to any officer, shareholder, director, employee, or related entity of the Borrower, without the Bank's prior written consent;

     (e)  Make a material change in accounting procedures of the Borrower;

     (f) Create, incur, permit, assume or suffer to exist any indebtedness, except the obligations created hereby or indebtedness incurred in the ordinary course of business as determined by the Bank in its reasonable discretion;

Coleman Natural Meats, Inc.
Attention: Rick Dutkiewicz
October 27, 1995
Page 9

     (g) Unless the Borrower is in full compliance with all financial covenants herein and has obtained the Bank's written permission, the Borrower shall not (i) declare or pay any distribution or dividend (except dividends payable in its capital stock) on any shares of any class of its capital stock in excess of the budgeted $80,000.00 per quarter,
          (ii) apply any assets to the purchase, redemption or other retirement of, or set aside any sum for the payment of any dividends on or for the purchase, redemption or other retirement of, or make any other distribution by reduction of capital or otherwise in respect of, any shares of any class of capital stock of the Borrower, (iii) issue any right, option or warrant to purchase any class of capital stock of the Borrower, or (iv) alter or amend its capital structure;

     (h) Merge or consolidate into or with any other corporation or limited liability company, or permit any other corporation or limited liability company to merge into the Borrower, or dissolve or liquidate, or sell, lease or otherwise dispose of, in a single transaction or a series of related transactions, all or a substantial part of its assets or operating properties or the Collateral except in the ordinary course of business. The Borrower shall not sell, assign, lease or otherwise dispose of the Collateral or any asset, contract right, general intangible or chose in action material to the generation of the Collateral, except to the Bank or in the ordinary course of business.

14. DEFAULT. Upon the occurrence of any one or more of the following events, or any time thereafter, the Bank may declare the Line terminated and would be under no obligation to make further advance under the Note and/or declare the unpaid principal, accrued interest and all other amounts payable under the Note and this Agreement to be immediately due and payable:

     (a) Default in the payment when due of any principal or interest due under the Note and the continuance for more than 10 days.

     (b) Default in the observance or performance of any covenant or agreement contained in this Agreement or any related documents and continuance for more than 3 business days from the date Bank notifies Borrower of such default in writing.

Coleman Natural Meats, Inc.
Attention: Rick Dutkiewicz
October 27, 1995
Page 10

     (c) Default in the observance or performance of any covenant or agreement contained in any security agreement executed in connection with the Line or any related documents and continuance for more than 3 business days from the date Bank notifies Borrower of such default in writing.

     (d) Any representation or warranty made by the Borrower to the Bank is untrue in any material respect.

     (e) Default by the Borrower in any agreement relating to any indebtedness of the Borrower to the Bank that would allow the maturity of such indebtedness or liability to be accelerated.

     (f) The occurrence of any litigation or governmental proceeding that is pending or threatened against the Borrower, which could have a material adverse effect on the Borrower or the existence of a lien on or a levy against any of the Borrower's property given to Bank as collateral under Section 10.

     (g) A garnishment summons or a writ of attachment is issued against or served upon the Bank for the attachment of any property of the Borrower in the Bank's possession or indebtedness owed to the Borrower by the Bank.

     (h) Bankruptcy, liquidation or reorganization proceedings are instituted by or against any Guarantor and if instituted against a Guarantor remain undismissed for 30 days or, if a Guarantor is an individual, the death of the Guarantor.

     (i) There shall be a material adverse change in the creditworthiness or condition (financial or otherwise) or affairs of the Borrower.

15. IMMEDIATE DEFAULT. Should, with or without the Borrower's consent, a custodian, trustee or receiver be appointed for the majority of the Borrower's properties or should a petition be filed by or against the Borrower under the United States Bankruptcy Code, and remain in effect for 30 days, then the Line shall immediately terminate, the Bank shall be under no obligation to make

Coleman Natural Meats, Inc.
Attention: Rick Dutkiewicz
October 27, 1995
Page 11

     further advances under the Note, and the unpaid principal, accrued interest and all other amounts payable under the Note and this Agreement will become immediately due and payable.

16. ARBITRATION. Subject to the provisions of the next paragraph below, the Bank and the Borrower (and their respective employees, officers, directors, attorneys and other agents) agree to submit to binding arbitration any and all claims, disputes and controversies between or among them, whether in tort, contract or otherwise arising out of or relating to in any way (i) the line and related loan and security documents which are the subject of this Agreement and its negotiation, execution, collateralization, administration, repayment, modification, extension, substitution, formation, inducement, enforcement, default or termination; or (ii) requests for additional credit. However, "Core Proceedings" under the United States Bankruptcy Code shall be exempted from arbitration. Such arbitration shall proceed in Denver, Colorado, shall be governed by the Federal Arbitration Act (Title 9 of the United States Code), and shall be conducted in accordance with the Commercial Arbitration Rules of the American Arbitration Association ("AAA"). The arbitrator shall give effect to statutes of limitation in determining any claim. Any controversy concerning whether an issue is arbitrable shall be determined by the arbitrator. Judgment upon the award rendered by the arbitrator may be entered in any court having jurisdiction.

Nothing in the preceding paragraph, nor the exercise of any right to arbitrate, shall limit the right of any party hereto (1) to foreclose against real or personal property collateral by the exercise of the power of sale, under a deed of trust, mortgage, or other pledge, security agreement, or instrument, or applicable law; (2) to exercise self-help remedies relating to collateral or proceeds of collateral such as setoff or repossession; or (3) to obtain provisional or ancillary remedies such as replevin, injunctive relief, attachment, or appointment of a receiver from a court having jurisdiction, before, during or after the pendency of any arbitration proceeding. The institution and maintenance of any action for such judicial relief, or pursuit of provisional or ancillary remedies, or exercise of self-help remedies shall not constitute a waiver of the right or obligation of any party to submit any claim or dispute to arbitration, including those claims or disputes arising from exercise of any such judicial relief, or provisional or ancillary remedies, or exercise of self-help remedies.

Coleman Natural Meats, Inc.
Attention: Rick Dutkiewicz
October 27, 1995
Page 12

Arbitration under this Agreement shall be before a single arbitrator, who shall be a neutral attorney who has practiced in the area of commercial law for at least 10 years, selected in the manner established by the Commercial Arbitration Rules of the AAA.

17.  MISCELLANEOUS.

     (a) EXPENSES. The Borrower agrees to pay all reasonable expenses incurred by the Bank in connection with the administration, amendment or enforcement of this Agreement.

     (b) GAAP. Except as otherwise stated in this Agreement, all financial terms will be defined in accordance with generally accepted accounting principles consistently applied ("GAAP").

     (c) NO WAIVER; CUMULATIVE REMEDIES. No failure or delay by either party in exercising any rights under this Agreement shall be deemed a waiver of those rights. The remedies provided for in this Agreement are cumulative and not exclusive of any remedies provided by law.

     (d) AMENDMENTS, ETC. Any amendment, modification, termination or waiver of any provision of this Agreement must be in writing and signed by the party against whom such waiver is to be enforced.

     (e) GOVERNING LAW. This Agreement is governed by the substantive laws of the state of Colorado.

     (f) SEVERABILITY OF PROVISIONS. if any part of this Agreement is unenforceable, the rest of the Agreement may still be enforced.

     (g) NOTICES. All notices required under this Agreement will be delivered or mailed to the addresses set forth on the first page hereof, unless such address is changed by written notice hereunder.

Coleman Natural Meats, Inc.
Attention: Rick Dutkiewicz
October 27, 1995
Page 13

The Borrower's signature below shall constitute an acknowledgment that the Borrower has read this letter, understands its terms, is authorized by the Borrower to approve its terms, and does so.

                                   NORWEST BANK COLORADO,
                                   NATIONAL ASSOCIATION

                                   By:  /s/  D. MOELLENBERG
                                      ------------------------------------
                                             D. Moellenberg

                                   Its:      Vice President
                                       -----------------------------------


Agreed to and accepted this 27th
day of October, 1995.

COLEMAN NATURAL MEATS, INC.

By:    /s/  LEE N. ARST
   -----------------------------
            Lee N. Arst

Its:     President and CEO
    ----------------------------


By:  /s/  RICHARD DUTKIEWICZ
   -----------------------------
         Richard Dutkiewicz

Its:   Vice President and CFO
    ----------------------------

                                 [LETTERHEAD]






                          FIRST AMENDMENT TO AGREEMENT

     This First Amendment to Agreement is made between NORWEST BANK COLORADO, NATIONAL ASSOCIATION (the "Bank"), and COLEMAN NATURAL MEATS, INC. (the "Borrower"). This Amendment is effective of the 1st day of February, 1996.

     1. RECITALS. The Bank and the Borrower entered into a letter agreement dated October 27, 1995, providing for a revolving line of credit in the amount of $3,100,000.00 ("Agreement").

     2. AMENDMENT. The Agreement is hereby amended by deleting in its entirety item (o) of Section 12. AFFIRMATIVE COVENANTS of that Agreement which reads:

         (o) On a monthly basis, on or before the 20th day of each month, the Borrower shall deliver to the Bank a schedule of accounts receivable agings, cattle inventory, accounts payable aging owed by the Borrower as of the 15th day of such month, including the Line balance and such reasonable information as the Bank shall require;

     3. DEFINED TERMS. All terms used in this Agreement as defined terms will have the meaning ascribed to them in the Agreement.

     4. CONTINUED EFFECTIVENESS. The Letter Agreement, as amended by this writing, remains in full force and effect.


NORWEST BANK COLORADO, NATIONAL ASSOCIATION


By:         /s/  DARYL MOELLENBERG
   ----------------------------------------
      Daryl Moellenberg, Vice President


Accepted and Agreed to on _______________, 1996.

BORROWER: COLEMAN NATURAL MEATS, INC.

By:            /s/  LEE N. ARST
   ---------------------------------------
            Lee N. Arst, President

                              [LETTERHEAD]




June 7, 1996





Coleman Natural Meats, Inc.
5140 Race Court, Suite 4
Denver, Colorado 80216


Ladies and Gentlemen:

Norwest Bank Colorado, National Association, located at 1740 Broadway, Denver, Colorado 80274 (the "Bank") is pleased to confirm with Coleman Natural Meats, Inc. (the "Borrower") the following understanding we have reached concerning a TWO MILLION AND N0/100 DOLLARS ($2,000,000) revolving line of credit (the "Line") for the purpose of financing margin calls on futures contracts to hedge future purchases of meat.

1. AMOUNT. The Borrower has requested and the Bank may make advances to the Borrower from the date hereof until and including November 1, 1996, provided, however, that the Bank shall not be obligated to make any advance if, after giving effect to the advance the aggregate unpaid principal amount of all advances under the Line would exceed the lesser of (a) the Borrowing Base (except during any period a Borrowing Base Exception Advance is in effect as set forth in this Agreement or (b) TWO MILLION AND N0/100 DOLLARS ($2,000,000). During the term hereof the Borrower may borrow, repay and reborrow amounts under the Line.

2.   BORROWING BASE.  The Borrowing Base shall consist of:

     (a) 80% of eligible accounts receivable, which shall consist of accounts which are: (i) less than 28 days in age; (ii) not subject to offset or dispute; (iii) not representing booked but unfilled orders; (iv) not due from the United States Government, foreign entities, employees, subsidiaries or affiliates of the Borrower; and (v) not offset by credit balances or marketing accruals; At any time the accounts receivable of a single account debtor of Borrower comprises more than 10% of all eligible accounts receivable, all such accounts receivable in excess of 10% shall be excluded as an eligible account receivable, unless the Borrower receives the Bank's prior written approval. In addition, in the event that 10% or more of the aggregate accounts receivable for any single account debtor cannot be considered as an eligible account receivable by reason of subparagraph (i) above, then all the accounts receivable of such debtor shall be excluded as an eligible account receivable, unless the Borrower receives the Bank's prior written approval; plus

     (b)  70% of the Borrower's cattle inventory less cattle payables; plus

     (c)  100% of the future contracts; less

     (d)  the amount that meat payables exceed the Borrower's meat inventory.
          less

     (e) overdrafts, outstanding checks mailed in excess of 24 hours prior to the Borrowing Base date and other similar items, and any amounts reserved for, or committed to be paid to any escrow agents.

3. BORROWING BASE EXCEPTION ADVANCE. Upon the Borrower's written request and upon the conditions set forth herein, the Bank shall agree to advance funds which would increase the total amount outstanding under the Line to an amount in excess of the Borrowing Base (but never in excess of $2,000,000.00) for a period continuing no longer than thirty consecutive days for each request (the "Borrowing Base Exception Advance"). The Borrower shall be entitled to request the Borrowing Base Exception Advance three times in any twelve-month period, and only if the Borrower is not in default of this Agreement. The Borrowing Base Exception Advance shall equal the lesser of (a) $250,000.00; or (b) 50% of the Borrower's meat inventory in excess of the Borrower's meat inventory payables. During any period in which the Borrowing Base Exception Advance is outstanding, the interest rate on the principal amount outstanding on the entire balance of the Line shall be calculated at an annual rate equal to 1% in excess of the Prime Rate. On the thirty-first day after any

     Borrowing Base Exception Advance is made, the Borrower shall be required to make a prepayment of principal in an amount equal to the difference between the amount outstanding under the Line and the Borrowing Base.

4. BORROWING BASE CERTIFICATE AND ADVANCES. Borrower shall provide Bank a Borrowing Base Certificate in conformity with the requirements of this Agreement. Each Borrowing Base Certificate shall, as part of the certificate, contain a signed certification by Borrower which states, as of the date of the Borrower's request, that no material adverse change has occurred and remains outstanding in the Borrower's financial condition since the date of this Agreement and that no event of default or event which, after the lapse of time or giving of notice or lapse of time, would be an event of default has occurred. The Borrowing Base Certificate shall be in form and substance satisfactory to the Bank, indicating the Borrower is in compliance with the Borrower's Borrowing Base. Regardless of any other requirements contained in this Agreement, Bank reserves the right to refuse to advance under the Line if an event of default exists under this Agreement.

5. THE NOTE. The obligation of the Borrower to repay the Line shall be evidenced by a single promissory note dated June 7, 1996, in the principal amount of TWO MILLION AND NO/100 DOLLARS ($2,000,000) (the "Note") a copy of which is attached to this Agreement and made a part hereof.

6. INTEREST RATE. Except as set forth in Section 3 above, interest on the principal amount outstanding shall be calculated at an annual rate equal to .5% in excess of the Prime Rate in effect from time to time, on the basis of the actual number of days elapsed in a year of 360 days as and when the Prime Rate changes. Prime Rate shall mean the "prime" rate of interest as established by the Bank as in effect from time to time.

7. REPAYMENT. Interest shall be paid monthly beginning on July 1, 1996, and on the same day of each month thereafter until and including November 1, 1996, when all accrued but unpaid interest and all outstanding principal shall be due and payable.

8. REQUIRED PREPAYMENTS. The Borrower shall be required to make prepayments of amounts outstanding under the Line at any time said amounts are found to exceed the amount authorized under the Borrowing Base. Such required prepayments shall be in an amount equal to the difference between the amount outstanding under the Line and the Borrowing Base.

9. FEES. Prior to or simultaneous with the execution and delivery of this Agreement, the Borrower shall pay the Bank a nonrefundable facility fee in the amount of $1,355.

10. CONDITIONS PRECEDENT. The Borrower shall deliver the following documents to the Bank, all in form and substance satisfactory to the Bank on or before the date hereof:

     (a)  The Note properly executed by the Borrower;

     (b) A copy of the resolutions of the Board of Directors of the Guarantor authorizing the execution of its guaranty.

     (c)  A Guaranty by Coleman Natural Products, Inc. (the "Guarantor");

     (d) A Security Agreement(s) properly executed by the Borrower and all financing statements that the Bank reasonably believes to be necessary.

     (e) A certificate from Borrower's corporate secretary as to the incumbency and signatures of the officers of the Borrower signing this Agreement and all documents executed in connection therewith;

     (f) A certificate as of the most recent date practicable of the Secretary of State of the State of Colorado as to the good standing of Borrower;

     (g) A certified copy of the resolutions of the Board of Directors of the Borrower authorizing the execution, delivery and performance of this Agreement and all documents executed in connection therewith.

     (h) Verbal verification by Bank that Borrower has established a hedging account with LFG, LLC, aka Linnco Futures Group ("Linnco") located at 8480 E. Orchard Road, Suite 1250, Englewood, Colorado 80111.

11. COLLATERAL. The Borrower has granted the Bank a first security interest in the Borrower's accounts, Lock Box/Assignee Account, cattle and inventory, all cash collateral accounts maintained at Norwest Investment Services, Inc., hedging account as more fully described in the Security

     Agreements, and other collateral as more fully described in the applicable forms granting or assigning to the Bank the Borrower's interest in such other collateral.

12. LINNCO. As part of the Collateral requirements, Borrower shall establish and maintain a hedging account with Linnco, and at such time as Borrower purchases a futures contract Borrower shall immediately deposit in the hedging account with Linnco an amount equal to $450.00. To the extent the hedging account falls below an average of $450.00 per contract, Linnco shall notify Bank and Bank is authorized, without any notice to Borrower, to advance an amount equal to the margin call but not to exceed in the aggregate, the Borrowing Base. If at the end of any business day, the amount in the hedging account exceeds an average of $450 for each then outstanding futures contract, then Borrower shall have instructed Linnco, which instructions cannot be modified except with the written consent of Bank, to send the difference to the Bank where upon Bank may, at its sole election, reduce the Line or invest the funds in an interest bearing collateral account with Norwest Investment Services, Inc., account #841126668801 for the benefit of the Borrower; Upon the expiration or liquidation of any futures contract, Borrower may submit a written request to Bank requesting Bank to release any profits derived from the specific contract.

13. REPRESENTATIONS AND WARRANTIES. The Borrower represents and warrants to the Bank that:

     (a) The Borrower is a corporation duly organized, existing and in good standing under the laws of the State of Colorado.

     (b) No litigation or governmental proceeding is pending or threatened against the Borrower which the Borrower has not previously disclosed in writing to the Bank.

     (c) All financial statements delivered to the Bank by or for the Borrower fully and fairly, as of the date thereof, present the financial condition of the Borrower and there have been no material adverse changes in the Borrower's financial condition to the date hereof.

     (d) This Agreement and all documents executed in connection herewith are valid and enforceable in accordance with their terms and the Borrower has the necessary power and authority to execute such documents.

14. AFFIRMATIVE COVENANTS. The Borrower shall, while any indebtedness remains outstanding under the Line or the Borrower has the right to request an advance under the Line:

     (a) Furnish to the Bank promptly such other information as the Bank may reasonable request;

     (b) Maintain the Borrower's existence as a corporation, except that Borrower may make a distribution to Coleman Natural Products, Inc., the holder of 100% of Borrower's capital stock, of all of Borrower's assets and liabilities, in which case the covenants, representations, warranties and other provisions of this Agreement and the related note and security agreements, shall all apply to Coleman Natural Products, Inc. as if such entity was the Borrower hereunder, and Coleman Natural Products, Inc. hereby agrees that, in the event of such distribution, it shall be the Borrower hereunder;

     (c) Furnish to the Bank the Borrower's and the Guarantor's consolidated annual CPA audited financial statement within 120 days of the Borrower's and the Guarantor's year-end;

     (d) Furnish to the Bank the Borrower's and the Guarantor's consolidated interim financial statement including balance sheets and income statements within 30 days of each month-end;

     (e) On or before the 15th day of the following month, and every month thereafter the Borrower shall deliver to Bank an updated sales forecast (along with copies of delivery contracts and broker statements) in form and content satisfactory to the Bank, which shall include, without limitation (i) forecasted meat sales and needs for next twelve calendar months, (ii) listing of all cattle delivery and future contracts for the next 12 months, and (iii) purchase price of each future contracts and its then current value.

     (f) On or before the 15th day of the following month, and every month thereafter, the Borrower shall deliver to the Bank a Borrowing Base Certificate as of the close of the preceding month which shall include a schedule of accounts receivable aging report, accounts payable aging report and inventory valuation, and projected cattle needs and commitments and such other information as the Bank may reasonably require; on the basis thereof, the Bank shall determine and notify the Borrower of the amount of accounts and inventory which were ineligible on the date as of which such certificate was prepared.

     (g)  Maintain working capital of not less than $1,500,000.00;

     (h) Maintain a ratio of total liabilities debt to net worth of not more than 2.75 to 1.0; net worth means the Borrower's total assets, plus subordinated debt, less total liabilities, less intangible assets, less receivables and other amounts due from any shareholder, director, officer or any other person or entity related to or affiliated, with the Borrower;

     (i)  Maintain stockholders' equity of $2,000,000.00 or greater;

     (j) Maintain a debt service coverage ratio of not less than 3.0 to 1.0; "Debt service coverage" shall be defined as net income after taxes plus depreciation and interest, divided by current maturities of long term debt;

     (k) Maintain a ratio of current liabilities to current assets of not less than 1.25 to 1.0;

     (l) Maintain insurance coverage with such companies, in such amounts and against such risks and hazards as are standard in amount and terms of coverage for similar businesses in Borrower's industry;

     (m) Maintain adequate books and records and allow the Bank the right, from time to time, to inspect them and make copies of them; permit the Bank at any reasonable time, during normal business hours, to visit and inspect the properties of the Borrower;

     (n) Maintain a Lock Box/Assignee Account and pledge such account to the Bank pursuant to an existing Collateral Account Agreement as amended or modified from time to time;

     (o) Maintain, at all times, a hedging account with LFG, LLC, aka Linnco Futures Group located at 8480 E. Orchard Road, Suite 1250, Englewood, Colorado 80111.

     (p) Permit collateral audits by the Bank's representatives, semi-annually, at the Borrower's expense which shall not exceed $8,000.00 for collateral audits performed under this or any other loan agreement with the Bank during the term of the loan;

     (q) All the Borrower's meat inventory and cattle inventory must be kept at a locations disclosed to and reasonably approved by the Bank;

     (r) Maintain a first lien security interest in all the Collateral set forth in paragraph 11.

15. NEGATIVE COVENANTS. The Borrower shall not, without the express written consent of Bank, while any indebtedness remains outstanding under the Line or Borrower has the right to request an advance under the Line:

     (a) Use any proceeds from the Line for other than the stated purpose of the Line;

     (b) Make capital expenditures in an aggregate amount exceeding $500,000 in the twelve month period beginning June 26, 1996, through November 1, 1996, will require the Banks prior approval;

     (c) Permit any lien to exist against the collateral in which the Bank has been granted an interest other than the Banks security interest or assignment, liens existing as of the date of this Agreement which were previously disclosed in writing to the Bank and liens for taxes which are not delinquent or which the Borrower is contesting in good faith;

     (d) Permit or establish any other margin account, other than with the Linnco and Futures Group and Piper Jaffrey, without the express written consent of Lender.

     (e) Not permit any loans or advance (other than travel advances consistent with past travel policy) to any officer, shareholder, director, employee, or related entity of the Borrower, without the Bank's prior written consent;

     (f) Make a material change in accounting procedures of the Borrower except to go to a different fiscal year end;

     (g) Create, incur, permit, assume or suffer to exist any indebtedness, except the obligations created hereby or indebtedness incurred in the ordinary course of business as determined by the Bank in its reasonable discretion;

     (h) Unless the Borrower is in firm compliance with all financial covenants herein, (i) declare or pay any distribution or dividend (except dividends payable in its capital stock) on any shares of any class of its capital stock in excess of the budgeted $80,000 per quarter, (ii) apply any assets to the purchase, redemption or other retirement of, or set aside any sum for the payment of any dividends on or for the purchase, redemption or other retirement of, or make any other distribution by reduction of capital or otherwise in respect of, any shares of any class of capital stock of the Borrower, except for the redemption of up to $3,500,000 of the Borrower's Series A Preferred Stock following the closing of any public offering of the Borrower securities in which the gross proceeds to the Borrower exceed $10,000,000, (iii) issue any right, option or warrant to purchase any class of capital stock of the Borrower other than options to purchase shares of common stock issued pursuant to employee equity plans adopted by the Borrower's Board of Directors and other than the grant of an over-allotment option to the underwriter(s) in any public offering of the Borrower's equity securities, and (v) alter or amend its capital structure other than pursuant to (a) a stock split (which may be in the form of a stock dividend), (b) an increase in the authorized number of shares of common stock, or (c) a distribution to the parent company of Borrower of all of borrower's assets in the form of a dividend to such parent.

     (i) Merge or consolidate into or with any other corporation or limited liability company (except as permitted by Section 14 of the AFFIRMATIVE COVENANTS relating to Borrower's existence as a corporation), or permit any other corporation or limited liability company to merge into the Borrower, or dissolve or liquidate, or sell, lease or otherwise dispose of, in a single transaction or a series of related transactions, all or a substantial part of its assets or operating properties or the Collateral except in the ordinary course of business. The Borrower shall not sell, assign, lease or otherwise dispose of the Collateral or any asset, contract right, general intangible or chose in action material to the generation of the Collateral, except to the Bank or in the ordinary course of business.

     (j) Permit the number of future contracts at any one time outstanding to exceed a number determined by dividing the Excess Margin by $4,000. By way of example, assuming the Borrowing Base is $2,500,000.00, the amount advanced under the Note is $1,000,000.00, then the difference between the two divided by $4,000 equals the maximum number of future contracts which is 375. Excess Margin as in effect at any time shall equal the then most current Borrowing Base less the amount currently advanced under the Note.

     (k) Purchase any new future contracts if at any time the number of existing future contracts exceeds a number determined by dividing the Excess Margin (as defined above) by $4,000.

16. DEFAULT. Upon the occurrence of any one or more of the following events, or any time thereafter, the Bank may declare the Line terminated and/or declare the unpaid principal, accrued interest and all other amounts payable under the Note and this Agreement to be immediately due and payable.

     (a) Default in the payment when due of any principal or interest due under the Note and the continuance for more than 10 days.

     (b) Default in the observance or performance of any covenant or agreement contained in this Agreement or related documents and continuance for more than 3 business days from the date Bank notifies Borrower of such default in writing.

     (c) Default in the observance or performance of any covenant or agreement contained in any security agreement executed in connection with the Line or any related documents and continuance for more than 3 business days from the date Bank notifies Borrower of such default in writing.

     (d) Any representation or warranty made by the Borrower to the Bank is untrue in any material respect.

     (e) Default by the Borrower in any agreement relating to any indebtedness of the Borrower to the Bank that would allow the maturity of such indebtedness or liability to be accelerated.

     (f) The occurrence of any litigation or governmental proceeding that is pending or threatened against the Borrower, which could have a material adverse effect on the Borrower or the existence of a lien on or a levy against any of the Borrower's property given to Bank as collateral under the section on Collateral.

     (g) A garnishment summons or a writ of attachment is issued against or served upon the Bank for the attachment of any property of the Borrower in the Bank's possession or indebtedness owed to the Borrower by the Bank.

     (h) Bankruptcy, liquidation or reorganization proceedings are instituted by or against any Guarantor and if instituted against a Guarantor remain undismissed for 30 days or, if a Guarantor is an individual, the death of the Guarantor.

     (i) There shall be a material adverse change in the creditworthiness or condition (financial or otherwise) or affairs of the Borrower.

17. IMMEDIATE DEFAULT. Should, with or without the Borrower's consent, a custodian, trustee or receiver be appointed for the majority of the Borrower's properties or should a petition be filed by or against the Borrower under the United States Bankruptcy Code, and remain in effect for 30 days, then the Line shall immediately terminate and the unpaid principal, accrued interest and all other amounts payable under the Note and this Agreement will become immediately due and payable.

18. ARBITRATION. Subject to the provisions of the next paragraph below, the Bank and the Borrower and their respective employees, officers, directors, attorneys and other agents agree to submit to binding arbitration any and all claims, disputes and controversies between or among them, whether in tort, contract or otherwise arising out of or relating to in any way (i) the line and related loan and security documents which are the subject of this Agreement and its negotiation, execution, collateralization, administration, repayment, modification, extension, substitution, formation, inducement, enforcement, default or termination; or (ii) requests for additional credit. However, "Core

Page l2

     Proceedings" under the United States Bankruptcy Code shall be exempted from arbitration. Such arbitration shall proceed in Denver, Colorado, shall be governed by the Federal Arbitration Act (Title 9 of the United States
     Code), and shall be conducted in accordance with the Commercial Arbitration Rules of the American Arbitration Association ("AAA"). The arbitrator shall give effect to statutes of limitation in determining any claim. Any controversy concerning whether an issue is arbitrable shall be determined by the arbitrator. Judgment upon the award rendered by the arbitrator may be entered in any court having jurisdiction.

     Nothing in the preceding paragraph, nor the exercise of any right to arbitrate, shall limit the right of any party hereto (1) to foreclose against real or personal property collateral by the exercise of the power of sale, under a deed of trust, mortgage, or other pledge, security agreement, or instrument, or applicable law; (2) to exercise self-help remedies relating to collateral or proceeds of collateral such as setoff or repossession; or (3) to obtain provisional or ancillary remedies such as replevin, injunctive relief, attachment, or appointment of a receiver from a court having jurisdiction, before, during or after the pendency of any arbitration proceeding. The institution and maintenance of any action for such judicial relief, or pursuit of provisional or ancillary remedies, or exercise of self-help remedies shall not constitute a waiver of the right or obligation of any party to submit any claim or dispute to arbitration, including those claims or disputes arising from exercise of any such judicial relief, or provisional or ancillary remedies, or exercise of self-help remedies.

     Arbitration under this Agreement shall be before a single arbitrator, who shall be a neutral attorney who has practiced in the area of commercial law for at least 10 years, selected in the manner established by the Commercial Arbitration Rules of the AAA.

19.   MISCELLANEOUS.

     (a) EXPENSES. The Borrower agrees to pay all expenses incurred by the Bank in connection with the preparation, administration, amendment or enforcement of this Agreement.

     (c) NO WAIVER: CUMULATIVE REMEDIES. No failure or delay by either party in exercising any rights under this Agreement shall be deemed a waiver of those rights. The remedies provided for in this Agreement are cumulative and not exclusive of any remedies provided by law.

     (d) AMENDMENTS, ETC. Any amendment, modification, termination or waiver of any provision of this Agreement must be in writing and signed by the party against whom such waivers is to be enforced.

     (e) GOVERNING LAW. This Agreement is governed by the substantive laws of the State of Colorado.

     (f) SEVERABILITY OF PROVISIONS. If any part of this Agreement is unenforceable, the rest of the Agreement may still be enforced.

     (g) NOTICES. All notices required under this Agreement will be delivered or mailed to the addresses set forth on the first page hereof, unless such address is changed by written notice hereunder.

The Borrower's signature below shall constitute an acknowledgment that the Borrower has read this letter, understands its terms, is authorized by the Borrower to approve its terms, and does so.


                                       NORWEST BANK, COLORADO
                                       NATIONAL ASSOCIATION


                                       By:      /s/  DARYL MOELLENBERG
                                          -----------------------------------
                                          Daryl Moellenberg, Vice President


Agreed to and accepted this
7th day of June, 1996.

COLEMAN NATURAL MEATS, INC.

By:   /s/  LEE N. ARST                 By:     /s/  RICHARD DUTKIEWICZ
   ------------------------------         -----------------------------------
   Lee N. Arst, President                 Richard Dutkiewicz, Vice President

GUARANTOR ACKNOWLEDGED:

COLEMAN NATURAL PRODUCTS, INC.


By:   /s/  LEE N. ARST
   ------------------------------
   Lee N. Arst

Title: Pres./CEO
      ---------------------------



By:   /s/  RICHARD DUTKIEWICZ
   ------------------------------
   Richard Dutkiewicz

Title: Vice President
      ---------------------------